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                                                                    Exhibit 23.3


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-1348) of our report, dated November 30, 1995 for the three years ended September 30, 1995 relating to J&J Securities Limited, which report appears in the Annual Report on Form 10-K for the year ended December 31, 1996 relating to Cityscape Financial Corp. and its subsidiaries.

BDO STOY HAYWARD
London, England
March 28, 1997